UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2006

US GLOBAL NANOSPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 - 23339	13-3720542
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2533 North Carson Street, Suite 5107 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 841-3246

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by US Global Nanospace, Inc. (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

1.01 Entry into a Material Definitive Agreement.

On May 8, 2006, the Registrant entered into a Line of Credit Promissory Note up to $100,000 with an individual lender named Ghassan Alamdar. The purpose of the credit line is to fund the Registrant’s costs for certain goods and services incurred in connection with the previously announced planned demonstration of the Registrant’s MAPSANDS™ technology in the Gulf Cooperation Council country that has issued invitations to the Registrant to conduct the demonstration. The principal balance of the promissory note will be due and payable at the earlier of one year from the date of the note or upon the first funding to the Registrant of at least $1,000,000. The Registrant will pay a fee of 8% of the principal balance at the time the note becomes due and payable. A copy of the promissory note is attached as an exhibit to this Report.

The Registrant is scheduled to conduct a demonstration of its MAPSANDS™ technology within the next thirty days in the aforementioned Gulf Cooperation Council country.

MAPSANDS™ is an acronym for the Registrant’s Modular Autonomous Perimeter Security and Non-Lethal Defense System.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Description

10.1
Line of Credit Promissory Note. The Registrant has omitted certain portions of this exhibit pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

US GLOBAL NANOSPACE, INC. (Registrant)

Date: May 30, 2006	/s/ Carl Gruenler
Carl Gruenler, Chief Executive Officer